                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


               SCHEDULE 14A INFORMATION Proxy Statement Pursuant
            to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                             HBANCORPORATION, INC.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ---------------------------------------------------------------------------
    2) Form, Schedule or Registration Statement No.:

    ---------------------------------------------------------------------------
    3) Filing Party:

    ---------------------------------------------------------------------------
    4) Date Filed:

    ---------------------------------------------------------------------------

                      [HBANCORPORATION, INC. LETTERHEAD]


                              September 26, 1997




Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of HBancorporation, Inc. (the "Company"), I cordially invite you to attend the Annual Meeting of Stockholders. The meeting will be held at 10:00 a.m. on October 28, 1997 at the Elks Lodge located at 519 12th Street, Lawrenceville, Illinois.

         In addition to the annual stockholder vote on corporate business items, the meeting will include management's report to you on the Company's 1997 financial and operating performance.

         An important aspect of the meeting process is the stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process. This year stockholders are being asked to vote on the election of two directors and the ratification of the appointment of independent auditors. The Board of Directors unanimously recommends that you vote for each of the proposals.

         I encourage you to attend the meeting in person. Whether or not you attend the meeting, I hope that you will read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy card and return it in the postage prepaid envelope provided. This will save HBancorporation, Inc. additional expense in soliciting proxies and will ensure that your shares are represented. Please note that you may vote in person at the meeting even if you have previously returned the proxy.

         Thank you for your attention to this important matter.

                                         Sincerely,



                                         KEVIN J. KAVANAUGH
                                         President and Chief Executive Officer

                             HBancorporation, Inc.
                                619 12th Street
                         Lawrenceville, Illinois 62439
                                (618) 943-2515


                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        To be Held on October 28, 1997


         Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of HBancorporation, Inc. (the "Company") will be held at the Elks Lodge located at 519 12th Street, Lawrenceville, Illinois at 10:00 a.m., Lawrenceville, Illinois time, on October 28, 1997.

         A Proxy Card and a Proxy Statement for the Meeting are enclosed.

         The Meeting is for the purpose of considering and acting upon:

         1.  The election of two directors of the Company;

         2. The ratification of the appointment of Kemper CPA Group, L.L.C., as auditors of the Company for the fiscal year ending June 30, 1998;

and such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

         Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on September 30, 1997 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

         You are requested to complete and sign the enclosed form of proxy, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                                       BY ORDER OF THE BOARD OF DIRECTORS




                                       Kevin J. Kavanaugh
                                       President and Chief Executive Officer



Lawrenceville, Illinois
September 26, 1997

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED
IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                PROXY STATEMENT

                             HBancorporation, Inc.
                                619 12th Street
                         Lawrenceville, Illinois 62439
                                (618) 943-2515


                        ANNUAL MEETING OF STOCKHOLDERS
                               October 28, 1997


         This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of HBancorporation, Inc. (the "Company"), the parent company of Heritage National Bank (the "Bank"), of proxies to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the Elks Lodge located at 519 12th Street, Lawrenceville, Illinois on October 28, 1997, at 10:00 a.m., Lawrenceville, Illinois time, and all adjournments of the Meeting. The accompanying Notice of Annual Meeting and this Proxy Statement are first being mailed to stockholders on or about September 26, 1997.

         At the Meeting, stockholders of the Company are being asked to consider and vote upon the election of two directors and the ratification of the appointment of Kemper CPA Group, L.L.C. as auditors for the Company.

Vote Required and Proxy Information

         All shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the director nominee and the proposals set forth in this Proxy Statement. The Company does not know of any matters, other than as described in the Notice of Annual Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

         The directors shall be elected by a plurality of the votes present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. The appointment of Kemper CPA Group, L.L.C. as independent auditors requires the affirmative vote of a majority of shares present in person or represented by proxy at the Meeting and entitled to vote on the matter. Proxies marked to abstain with respect to a proposal have the same effect as votes against the proposal. Broker non-votes have no effect on the vote. One-third of the shares of the Common Stock, present in person or represented by proxy, shall constitute a quorum for purposes of the Meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum.

         A proxy given pursuant to the solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting, or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Secretary, HBancorporation, Inc., 619 12th Street, Lawrenceville, Illinois 62439.

Voting Securities and Certain Holders Thereof

         Stockholders of record as of the close of business on September 12, 1997 will be entitled to one vote for each share of Common Stock then held. As of that date, the Company had 464,060 shares of Common Stock issued and outstanding. The following table sets forth information regarding share ownership of those persons or entities known by management to beneficially own more than five percent of the Common Stock and all directors and executive officers of the Company and the Bank as a group.


                                                                         Shares
                                                                      Beneficially          Percent
                    Beneficial Owner                                     Owned             of Class
---------------------------------------------------                   ------------         --------

HBancorporation, Inc. Employee Stock Ownership Plan
619 12th Street
Lawrenceville, Illinois  62439                                           39,465(1)           8.5%

Kevin J. Kavanaugh
President and Chief Executive Officer
HBancorporation, Inc.
619 12th Street
Lawrenceville, Illinois  62439                                           28,994              6.2

Jeffrey S. Halis
500 Park Avenue
Fifth Floor
New York, New York  10022(3)                                             49,000             10.6

Santa Monica Partners, L.P.
2 Madison Avenue
Larchmont, New York  10538(4)                                            32,350              7.0

Directors and executive officers of the Company
  and the Bank, as a group (6 persons)                                   90,794(2)          19.6

-----------------------
(1) The amount reported represents shares held by the Employee Stock Ownership Plan ("ESOP"), 6,006 of which have been allocated to accounts of participants. First Bankers Trust Company, N.A., Quincy, Illinois, the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to accounts of participants. Participants in the ESOP are entitled to instruct the trustee as to the voting of shares allocated to their accounts under the ESOP. Unallocated shares held in the ESOP's suspense account or allocated shares for which no voting instructions are received are voted by the trustee in the same proportion as allocated shares voted by participants.

(2) Amount includes shares held directly, as well as shares held jointly with family members, shares held in retirement accounts, shares allocated to the ESOP accounts of the group members, held in a fiduciary capacity or by certain family members, with respect to which shares the group members may be deemed to have sole voting and/or investment power.

(3)  As reported on Schedule 13D dated April 1, 1997.

(4)  As reported on Schedule 13D dated May 10, 1997.



                      PROPOSAL I - ELECTION OF DIRECTORS


         The Company's Board of Directors is presently composed of six members, each of whom is also a director of the Bank. Directors of the Company are generally elected to serve for a three-year term or until their respective successors shall have been elected and shall qualify. Approximately one-third of the directors are elected annually.

         The following table sets forth certain information regarding the Company's Board of Directors, including their terms of office and the nominees for election as directors. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominees) will be voted at the Meeting for the election of the nominees identified in the following table. If such nominees are unable to serve, the shares represented by all such proxies will be voted for the election of such substitutes as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominees might be unable to serve, if elected. Except as described herein, there are no arrangements or understandings between any director or nominee and any other person pursuant to which such director or nominee was selected.

                                                                                              Shares of Common
                                                                                  Term        Stock Beneficially        Percent
                                                                  Director         to             Owned at                of
           Name                 Age       Position(s) Held        Since(1)       Expire      September 12, 1997(2)       Class
------------------------------  ---       ----------------       ----------      ------      ---------------------      ------

                                                          NOMINEES
                                                          --------
John H. White                   69        Director                  1979          2000            11,700                  2.5%

L. Patrick Kavanaugh            62        Director                  1995          2000            16,700                  3.6

                                                  DIRECTORS CONTINUING IN OFFICE
                                                  ------------------------------

Kevin J. Kavanaugh              43        Chairman of the
                                          Board, President  and
                                          Chief Executive           1987          1998            28,994                  6.2
                                          Officer

Mary E. Denison                 75        Director                  1954          1998            11,700                  2.5

Robert R. Ernst                 74        Director                  1983          1999             6,700                  1.4

Henry J. DeBuisseret, Jr.(3)    51        Director                  1997          1999            15,000                  3.2

--------------------------
(1)  Includes service as a director of the Bank.
(2) Includes shares held directly, as well as, shares held in retirement accounts, shares allocated to the ESOP accounts of certain of the named persons, held by certain members of the named individuals' families, or held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which shares the named individuals may be deemed to have sole voting and/or investment power.
(3) Mr. DeBuisseret was appointed to the Board of Directors on September 8, 1997, to fill the vacancy caused by the untimely death of Director James
     W. Steed.


         The business experience of each director and director nominee is set forth below. All directors have held their present positions for at least the past five years, except as otherwise indicated.

         John H. White. Mr. White is currently retired. From 1942 to his retirement, Mr. White was owner of White Construction Company, Lawrenceville, Illinois.

         L. Patrick Kavanaugh. Mr. Kavanaugh is Chairman and Vice President of Emulsion, Inc., a position he has held since 1951. Mr. Kavanaugh is the uncle of Kevin J. Kavanaugh.

         Kevin J. Kavanaugh. Mr. Kavanaugh is President and Chief Executive Officer of the Company and the Bank. He has held his positions with the Company since its formation in 1995 and with the Bank since 1983. Mr. Kavanaugh is the nephew of L. Patrick Kavanaugh.

         Mary E. Denison. Ms. Denison is currently retired. From 1957 to her retirement in 1983, Ms. Denison served as the Managing Officer of the Bank.

         Robert R. Ernst. Mr. Ernst is currently retired. From 1941 to his retirement, Mr. Ernst was employed by Marathon Pipeline and Marathon Oil Company. At the time of his retirement, Mr. Ernst was the general foreman of the Tri-State Region of Marathon Pipeline.

         Henry J. DeBuisseret, Jr. Since 1982, Mr. DeBuisseret has been the owner of HJD Farms and Fort Knox Incorporated Liquor Stores.


         There are no executive officers of the Bank that are not also directors of the Bank.

Board of Directors' Meetings and Committees

         Board and Committee Meetings of the Company. Meetings of the Company's Board of Directors are generally held on a monthly basis. The Board of Directors of the Company held 12 meetings during the year ended June 30, 1997. No incumbent director attended fewer than 75% of the total number of meetings held by the Board of Directors and by all committees of the Board of Directors on which he served during the year, except for Mr. DeBuisseret who became a director on September 8, 1997.

         The Board of Directors of the Company has standing Audit of Finance and Compensation Committees.

         The Audit of Finance Committee is composed of all outside Directors to review the Bank's annual audit report prepared by the Bank's independent auditors. The review includes a detailed discussion with the auditors before and after the issuance of the annual audit report, and a recommendation to the full board concerning any action to be taken with respect to the audit. This committee held one meeting in fiscal 1997.

         The Compensation Committee establishes the Company's compensation policies and reviews compensation matters. The current members of this Committee are Directors DeBuisseret, Denison and L.P. Kavanaugh. The committee held one meeting during fiscal 1997.

         The entire Board of Directors acts as the Nominating Committee to select candidates for membership in the Company's Board.

         Board and Committee Meetings of the Bank. The Bank's Board of Directors meets at least monthly. During the fiscal year ended June 30, 1997, the Board of Directors held 12 meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and committees on which such Board member served during this period.

         The Bank has standing Appraisal and Executive, Investment, Advertising, Purchasing Audit of Finance and Compensation Committees.

         The Appraisal and Executive Committee, composed of Directors White, DeBuisseret and K. Kavanaugh reviews appraisal policies and procedures, and meets as needed to act on matters which require attention between meetings of the Board of Directors and possesses the powers of the full Board of Directors between meetings of the Board. This committee met 12 times during fiscal 1997.

         The Investment Committee, composed of Directors K. Kavanaugh, White, Ernst and Denison reviews investment policies and procedures. This committee met 12 times during fiscal 1997.

         The Advertising Committee, composed of Directors Denison, L.P. Kavanaugh, K. Kavanaugh and Ernst reviews the Bank's advertising budget. This committee met 12 times during fiscal 1997.

         The Purchasing Committee, composed of Directors DeBuisseret, White, Denison, L.P. Kavanaugh and K. Kavanaugh reviews and approves major purchases by the Bank. This Committee met 12 times during fiscal 1997.

         The Audit of Finance Committee is composed of all outside Directors to review the Bank's annual audit report prepared by the Bank's independent auditors. The review includes a detailed discussion with the auditors before and after the issuance of the annual audit report, and a recommendation to the full board concerning any action to be taken with respect to the audit. This committee held one meeting in fiscal 1997.

         The Compensation Committee establishes the Bank's compensation policies and reviews compensation matters. The current members of this Committee are Directors DeBuisseret, Denison and L.P. Kavanaugh. The committee held one meeting during fiscal 1997.

         The entire Board of Directors acts as the Nominating Committee to select candidates for membership in the Bank's Board of Directors.

Director Compensation

         The Board of Directors of the Company are paid a fee of $300 for attendance at the Company's Annual Meeting. Compensation of the Bank's directors is described below.

         Each director of the Bank is currently paid a fee of $300 for each regular or special meeting attended. Directors do not receive compensation for committee participation.

Executive Compensation

         The Company has not paid any compensation to its executive officers since its formation. The Company does not presently anticipate paying any compensation to such persons until it becomes actively involved in the operation or acquisition of businesses other than the Bank.

         The following table sets forth information concerning the compensation paid or accrued by the Bank for services rendered by the Bank's Chief Executive Officer. No executive officer of the Bank had aggregate compensation (salary plus bonus) in excess of $100,000 in fiscal 1997.

                                              Summary Compensation Table
----------------------------------------------------------------------------------------------------------------------
                                                                             Long-Term Compensation
                           Annual Compensation                                       Awards
-------------------------------------------------------------------------   ------------------------
                                                             Other Annual   Restricted                    All Other
                               Fiscal    Salary     Bonus    Compensation      Stock        Options/    Compensation
 Name and Principal Position    Year     ($)(1)      ($)         ($)         Award ($)      SARs (#)        ($)
 ---------------------------    ----     ------      ---         ---         ---------      --------        ---

Kevin J. Kavanaugh, President   1997    $80,191    $15,512      $ ---        78,000(2)      12,500       $    2,501(3)
and Chief                       1996    $75,924    $ 7,051      $ ---           ---           ---           $14,285(4)
Executive Officer               1995    $74,591    $ 8,280      $ ---           ---           ---           $14,210(5)
----------------------------------------------------------------------------------------------------------------------

______________________
(1) Includes $3,600 in fees received as a director in fiscal years 1996 and 1995, and $3,900 as a directors in fiscal year 1997.

(2) As of September 12, 1997, the value of the 6,000 shares of Common Stock awarded to Mr. K. Kavanaugh under the Company's Recognition and Retention Plan, based upon the average of the closing bid and asked price of $13.00 per share of the Common Stock as reported on the "pink sheets" published by National Quotation Bureau, Inc. on such date.

(3) Includes $2,501 of life, health and disability insurance premiums paid by the Bank.

(4) Includes $2,319 of life, health and disability premiums paid by the Bank and $11,891 paid by the Bank in discretionary contributions pursuant to the Bank's Simplified Employee Pension.

(5) Includes $2,379 of life, health and disability premiums paid by the Bank and $11,906 paid by the Bank in discretionary contributions pursuant to the Bank's Simplified Employee Pension.

         The following table provides information regarding stock options. No Stock Appreciation Rights ("SARs") were granted during fiscal 1997.

                           OPTION/SAR GRANTS IN LAST FISCAL YEAR
-----------------------------------------------------------------------------------------
                                     Individual Grants
-----------------------------------------------------------------------------------------
                                       % of Total
                                        Options            Exercise
                         Options       Granted to          or Base
                         Granted       Employees            Price        Expiration
      Name                 (#)       in Fiscal Year        ($/Sh)           Date
-----------------------------------------------------------------------------------------
Kevin J. Kavanaugh       12,500           100%             $13.00        4/28/2007
-----------------------------------------------------------------------------------------


         The following table provides information as to the value of the options held by the Company's Chief Executive Officer on June 30, 1997, none of which have been exercised. No stock appreciation rights were granted during fiscal 1997.

                            AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END
                                                   OPTION VALUES
------------------------------------------------------------------------------------------------------------------
                                                                                            Value of
                                                             Number of                     Unexercised
                                                            Unexercised                    In-the-Money
                                                             Options at                      Options at
                                                             FY-End (#)(1)                  FY-End ($)(2)
                                                     --------------------------------------------------------------
                             Shares
                            Acquired       Value
                           on Exercise    Realized   Exercisable     Unexercisable    Exercisable   Unexercisable
          Name                 (#)          ($)          (#)              (#)             ($)            ($)
------------------------------------------------------------------------------------------------------------------

Kevin J. Kavanaugh             ---          $---         ---            12,500           $---          $39,063
------------------------------------------------------------------------------------------------------------------

_____________
(1) Represents options to purchase Common Stock awarded to the Company's Chief Executive Officer. The option vests in five equal annual installments. The first installment vested on January 15, 1997, and the remaining installments to vest equally on January 15, 1998, 1999, 2000 and 2001.
(2) Represents the aggregate market value (market price of the Common Stock less the exercise price) of the option granted based upon the average of the closing bid and the asked price of $16.125 per share of the Common Stock on September 12, 1997, as reported on the "pink sheets" published by the National Quotation Bureau, Inc.



Employment Agreement

         The Bank has entered into an employment agreement with President Kavanaugh. The employment agreement is designed to assist the Bank in maintaining a stable and competent management team. The continued success of the Bank depends to a significant degree on the skills and competence of its officers. The employment agreement provides for an annual base salary in an amount not less than the employee's current salary and an initial term of three years. The agreement provides for extensions of one year, in addition to the then-remaining term under the agreement, on each anniversary of the effective date of the agreement, subject to a formal performance evaluation performed by disinterested members of the Board of Directors of the Bank. The agreement provides for termination upon the employee's death, for cause or in certain events specified by the agreement. The employment agreement is terminable by the employee upon 90 days' notice to the Bank.

         The employment agreement provides for continued health benefits for the remaining term of the agreement and payment to the employee of 299% of the employee's base amount of compensation in the event there is a "change in control" of the Bank where employment terminates involuntarily in connection with such change in control or within 12 months thereafter. This termination payment is subject to reduction in order to avoid certain adverse tax consequences. For the purposes of the employment agreement, a "change in control" is defined as including any event which would require the filing of an application for acquisition of control or notice of change in control pursuant to federal law or regulation. Such events are generally triggered prior to the acquisition or control of 10% of the Common Stock. The agreement guarantees participation in an equitable manner in employee benefits applicable to executive personnel.

         Based on his current salary, if Mr. Kavanaugh's employment had been terminated as of June 30, 1997, under circumstances entitling him to severance pay as described above, he would have been entitled to receive a lump sum cash payment of approximately $286,000.

Certain Transactions

         The Bank has followed a policy of granting loans to officers, directors and employees. Loans to directors and executive officers are made in the ordinary course of business and on the same terms and conditions as those of comparable transactions with the general public prevailing at the time, in accordance with the Bank's underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features.

         All loans by the Bank to its directors and executive officers are subject to OCC regulations restricting loan and other transactions with affiliated persons of the Bank. Federal law currently requires that all loans to directors and executive officers be made on terms and conditions comparable to those for similar transactions with non-affiliates. Loans to all directors, executive officers, employees and their associates totaled $143,000 at June 30, 1997, which was 1.7% of the Bank's equity capital at that date. There were no loans outstanding to any director, executive officer or their affiliates at preferential rates or terms which in the aggregate exceeded $60,000 during the three years ended June 30, 1997. All loans to directors and officers were performing in accordance with their terms at June 30, 1997.


             PROPOSAL II - RATIFICATION OF APPOINTMENT OF AUDITORS


         The Board of Directors of the Company has appointed Kemper CPA Group, L.L.C., independent accountants, to be the Company's auditors for the fiscal year ending June 30, 1998. Representatives of Kemper CPA Group, L.L.C., are expected to attend the Meeting to respond to appropriate questions and to make a statement if they so desire.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF KEMPER CPA GROUP, L.L.C., AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 1998.

                             STOCKHOLDER PROPOSALS


         In order to be eligible for inclusion in the Company's proxy materials for the next annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at the Company's office located at 619 12th Street, Lawrenceville, Illinois 62439, no later than May 29, 1998. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

                                 OTHER MATTERS


         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company and/or the Bank may solicit proxies personally or by telegraph or telephone without additional compensation.



Lawrenceville, Illinois
September 26, 1997

REVOCABLE PROXY                                                 REVOCABLE PROXY

                             HBancorporation, Inc.

                        ANNUAL MEETING OF STOCKHOLDERS
                               October 28, 1997

      The undersigned hereby appoints the Board of Directors of Hbancorporation, Inc. (the "Company"), with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of capital stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting") to be held at the Elks Lodge located at 519 12th Street, Lawrenceville, Illinois, on October 28, 1997 at 10:00 a.m. and at any and all adjournments and postponements thereof.

I. The election as directors of all nominees listed below (except as marked to the contrary)

             / / FOR                     / / VOTE WITHHELD

      INSTRUCTION:         To withhold your vote for any individual nominee,
                           strike a line in that nominee's name below.

                    JOHN H. WHITE  AND  L. PATRICK KAVANAUGH


II. The ratification of the appointment of Kemper CPA Group, L.L.C. as auditors of the Company for the fiscal year ending June 30, 1998.

    / / FOR                       / / AGAINST                       / / ABSTAIN

       In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof.

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       THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE
SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS AND THE NOMINEE LISTED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
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                The Board of Directors recommends a vote "FOR"
                   each of the proposals and the election of
                          the nominees listed above.

                                    (Continued and to be SIGNED on Reverse Side)

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

       Should the undersigned be present and choose to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

       The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of notice of the Meeting, a Proxy Statement and an Annual Report to Stockholders.




Dated:____________ , 1997               _________________________________
                                        Signature of Stockholder





                                        _________________________________
                                        Signature of Stockholder

                                        Please sign exactly as your name(s)
                                        Appear(s) to the left. When signing
                                        as attorney, executor, administrator,
                                        trustee or guardian, please give your
                                        full title. If shares are held
                                        jointly, each holder should sign.

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        PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE
                        ENCLOSED POSTAGE-PAID ENVELOPE
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